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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                November 22, 1999



                            GARDEN RIDGE CORPORATION
             (Exact name of registrant as specified in its charter)



         Delaware                    0-24442                  13-3671679
(State or other jurisdiction     (Commission File           (IRS Employer
     of incorporation)               Number)             Identification Number)


                          19411 Atrium Place, Suite 170
                              Houston, Texas 77084
                    (Address of principal executive offices)



        Registrant's telephone number, including area code (281) 579-7901



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ITEM 5.  OTHER EVENTS

         On November 22, 1999, the Registrant issued a press release stating that it had entered into a Plan and Agreement of Merger with GR Acquisition Corporation.

ITEM 7.  EXHIBITS

         Exhibit 99.   Press release dated November 22, 1999.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             GARDEN RIDGE CORPORATION


Dated:  November 23, 1999                    By: /s/ Jane L. Arbuthnot
                                                 ------------------------------
                                                 Jane L. Arbuthnot
                                                 Chief Financial Officer